UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 17, 2003
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report.)
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Item 7. Financial Statements and Exhibits
       (c) Exhibits
           Exhibit 99 - Press release of NVE Corporation dated July 17, 2003 reporting results for the quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure
       Attached as Exhibit 99 is a press release of NVE Corporation reporting results from the quarter ended June 30, 2003 and updating the Company's earnings guidance. This information is being provided under Item 12, Results of Operations and Financial Condition.

       The information in this report, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                           NVE CORPORATION

Date: July 17, 2003                        /s/ Daniel A. Baker
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                                           By: Daniel A. Baker
                                           President and Chief Executive Officer